UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            March 15, 2000
                           (Date of Report)




                   NETTER DIGITAL ENTERTAINMENT, INC.
        (Exact name of registrant as specified in its charter)


           Delaware           		   0-26884           		  95-3392054
(State or other jurisdiction		  (Commission 		      	  (IRS Employer
      of incorporation)			      File Number)	       Identification No.)



   5125 Lankershim Boulevard
       North Hollywood, CA                          			     91601
(Address of principal executive offices)      			        (Zip Code)


                              (818) 753-1990
                      (Registrant's telephone number)






Item 5.	Other Events.

     Effective March 15, 2000, Netter Digital Entertainment,Inc. (the "Company") ceased operations at its Videssence, Inc. subsidiary. Effective December 31, 1998, the Company had determined to divest Videssence, either through a sale or cessation of operations, and has reported Videssence as a discontinued operation since then. Over the past year, the Company has entered into discussions with several prospective purchasers, but has been unable to consummate a transaction. Accordingly, the Board of Directors has determined that it is in the Company's best interests to terminate the operations of Videssence. The Company expects to incur a non-cash charge of up to $1.8 million in the quarter ended March 31, 2000 in connection with the shutdown of Videssence.


    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                           						NETTER DIGITAL ENTERTAINMENT, INC.



Dated:  March 15, 2000	         	By: /s/ Chad Kalebic
                                    -----------------------------
                					               Chad Kalebic, Chief Financial Officer




















                              EXHIBIT INDEX




99.1   Press release: Closing of Videssence subsidiary (1)

   ---------------


(1)  Filed herewith